EXHIBIT 2

                             JOINT FILING AGREEMENT

                                  ------------

         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Filing Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.50 per share (the "Shares"), of Philadelphia Suburban Corporation, a Pennsylvania corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 8th day of July, 2002.

                                           VIVENDI UNIVERSAL S.A.

                                           /s/ Dominique Gibert
                                           -----------------------------------
                                           Name: Dominique Gibert
                                           Title: Senior Vice President and
                                                  Deputy Chief Financial Officer

                                           VIVENDI ENVIRONNEMENT

                                           /s/ Jerome Contamine
                                           -----------------------------------
                                           Name: Jerome Contamine
                                           Title: Chief Financial Officer

                                           VIVENDI WATER S.A.

                                           /s/ Olivier Grunberg
                                           -----------------------------------
                                           Name: Olivier Grunberg
                                           Title: Chief Financial Officer

                                           VIVENDI NORTH AMERICA COMPANY

                                           /s/ Jerome Contamine
                                           -----------------------------------
                                           Name: Jerome Contamine
                                           Title: President